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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Trust's previously filed Registration Statement File Nos. 333-31421, 333-38515, 333-52867, 333-26597,
333-74917, 333-75893, 333-79813, 333-69001, 333-86081, 333-46700, 333-46698,
333-43546, 333-43544, 333-36578, 333-39797, 333-04961 and 333-95737.



ARTHUR ANDERSEN LLP

Chicago, Illinois
March 23, 2001